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                                                               Exhibit 10.29 (b)
                           AMENDMENT NUMBER THREE TO
                    MASTER AGREEMENT FOR ENHANCED SERVICES

This Amendment Number Three to the Master Agreement for Enhanced Services ("Amendment Number Three") amends the Master Agreement For MCI Enhanced Services, executed by Lori M. Tobin on behalf of Galileo International on February 14, 1996, as previously amended by the parties ("ESA") between MCI Telecommunications Corporation, and its appropriate affiliated companies, including MCI Global Resources, Inc. ("MCI") and Galileo International, L.L.C., formerly doing business as Galileo International Partnership ("Customer").

This Amendment Number Three shall be binding upon execution by MCI and Customer and the modifications to the rates and charges identified herein shall be effective as of the first day of the second billing cycle after this Amendment Number Three has been fully executed ("Amendment Number Three Effective Date").

1. Commencing on Amendment Number Three Effective Date, the first full sentence of the first full paragraph of Section 2 of the ESA shall be deleted in its entirety and the following new sentence shall be inserted in its place:

     Service Term.  After the Ramp Period, this Agreement is for a forty eight
     (48) month service term (the "Term"). The expiration date of this Agreement shall be October 1, 2000.

2. Commencing on the Amendment Number Three Effective Date, the first full sentence of the first full paragraph of Section 3.1 of the ESA shall be deleted in its entirety and the following new sentence shall be inserted in its place:

     Minimum Volume Requirement. During each monthly billing period of the Term (following the Ramp Period), Customer's Net Usage under this Agreement shall equal or exceed Thirty Five Thousand Dollars ($35,000) (the "MVR").

3. Commencing on the Amendment Number Three Effective Date, the words "Domestic MCI HyperStream Frame Relay Service - Schedule 2" and "Canadian Cross-Border HyperStream Frame Relay Service - Schedule 4" shall be deleted from
Section 4.1 of the ESA.

4. Commencing on the Amendment Number Three Effective Date, Section 4.6 "Mid-Term Review" shall be deleted in its entirety and the following new Section 4.6 shall be inserted in its place:

     4.6 Monthly Credit. During each month of the Term, Customer shall receive a credit in the amount of Three Thousand Seven Hundred Dollars ($3,700) to be applied to Customer's monthly recurring charges for MCI Enhanced Services.

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5.   Commencing on the Amendment Number Three Effective Date, the first full sentence of Section 16.1 shall be deleted in its entirety and the following new sentence shall be inserted in its place:

     Neither party may assign this Agreement or any of its rights hereunder, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, Customer may assign this Agreement to an entity not a competitor of MCI that is controlled by, or controls or is under common control with Customer, including but not limited to a successor entity.

5. Commencing on the Amendment Number Three Effective Date, ESA Schedule No. 1 "MCI Domestic HyperStream Frame Relay Service", ESA Schedule No. 4 "Canadian Cross-Border HyperStream Frame Relay Service" and Appendix B "Domestic HyperStream Service Level Agreement" shall be deleted in their entirety.

This Amendment Number Three together with the ESA is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter. Any and all prior offers made to Customer, whether written or oral, shall be superseded by this Amendment. Once this Amendment Number Three has been fully executed, any further amendments must be in writing and signed by both parties.
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GALILEO INTERNATIONAL, L.L.C.           MCI TELECOMMUNICATIONS
                                        CORPORATION
By:                                     By:
   -------------------------------         -------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------
Title:                                  Title:
      ----------------------------            ----------------------------
Date:                                   Date:
     -----------------------------           -----------------------------

                                        MCI GLOBAL RESOURCES, INC.

                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------
                                        Date:
                                             -----------------------------
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                               MCI CONFIDENTIAL
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